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SUMMARY OF SECTOR RESULTS
J.P.  Morgan & Co. Incorporated

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                                              Interest Rate
                      Investment                    And        Credit     Credit     GLOBAL
In millions             Banking    Equities     FX Markets    Markets   Portfolio   FINANCE
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
FIRST QUARTER 1999
Total revenues          $  258       $ 288        $  662      $   696     $ 154     $ 2,058
Total expenses             210         230           359          259        45       1,103
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Pretax income               48          58           303          437       109         955
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SECOND QUARTER 1999
Total revenues             320         427           555          361       152(a)    1,815
Total expenses             228         236           321          210        41       1,036
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Pretax income               92         191           234          151       111         779
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FIRST QUARTER 1998
Total revenues             251         135           613          364       122       1,485
Total expenses             185         191           352          256        29       1,013
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Pretax income               66         (56)          261          108        93         472
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SECOND QUARTER 1998
Total revenues             247         244           622          238       167       1,518
Total expenses             175         225           339          204        38         981
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Pretax income               72          19           283           34       129         537
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THIRD QUARTER 1998
Total revenues             238         141           348         (140)       50         637
Total expenses             166         162           280           77        42         727
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Pretax income               72         (21)           68         (217)        8         (90)
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FOURTH QUARTER 1998
Total revenues             265         180           472          130        29       1,076
Total expenses             184         199           312          193        36         924
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Pretax income               81         (19)          160          (63)       (7)        152
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FULL YEAR 1998
Total revenues           1,001         700         2,055          592       367       4,715
Total expenses             710         777         1,283          730       145       3,645
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Pretax income              291         (77)          772         (138)      222       1,070
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FULL YEAR 1997
Total revenues             768         465         1,752          841       558       4,384
Total expenses             686         692         1,259          735       123       3,495
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Pretax income               82        (227)          493          106       435         889
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FULL YEAR 1996
Total revenues             614         419         1,495        1,012       656       4,196
Total expenses             604         513         1,134          638        80       2,969
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Pretax income               10         (94)          361          374       576       1,227
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


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                          ASSET                     Proprietary
                        MANAGEMENT       Equity      Investing    PROPRIETARY   Corporate
IN MILLIONS           AND SERVICING   Investments   and Trading   INVESTMENTS      Items    CONSOLIDATED
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
FIRST QUARTER 1999
Total revenues            $  371        ($  22)         $119         $   97       ($  35)      $2,491
Total expenses               280            14            33             47          137        1,567
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Pretax income                 91           (36)           86             50         (172)         924
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SECOND QUARTER 1999
Total revenues               410            13            44             57          (91)       2,191
Total expenses               279            13            42             55           47        1,417
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Pretax income                131             0             2              2         (138)         774
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FIRST QUARTER 1998
Total revenues               362            26           264            290         (140)       1,997
Total expenses               296             9            40             49          274(b)     1,632
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Pretax income                 66            17           224            241         (414)         365
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SECOND QUARTER 1998
Total revenues               393           102           103            205           37(c)     2,153
Total expenses               311            15            39             54           70        1,416
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Pretax income                 82            87            64            151          (33)         737
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THIRD QUARTER 1998
Total revenues               383           160           147            307          (26)       1,301
Total expenses               293            15            35             50           29        1,099
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Pretax income                 90           145           112            257          (55)         202
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FOURTH QUARTER 1998
Total revenues               353            47           192            239         (164)       1,504
Total expenses               285            10            42             52          130        1,391
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Pretax income                 68            37           150            187         (294)         113
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FULL YEAR 1998
Total revenues             1,491           335           706          1,041         (292)       6,955
Total expenses             1,185            49           156            205          503        5,538
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Pretax income                306           286           550            836         (795)       1,417
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FULL YEAR 1997
Total revenues             1,384           399           895          1,294          158        7,220
Total expenses             1,130            47           154            201          240        5,066
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Pretax income                254           352           741          1,093          (82)       2,154
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FULL YEAR 1996
Total revenues             1,187           270           934          1,204          268        6,855
Total expenses               905            38           137            175          474        4,523
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Pretax income                282           232           797          1,029         (206)       2,332
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(a) Second quarter 1999 includes a net reversal of provision for credit losses
$(70) million.

(b) First quarter 1998 includes a pretax charge of $215 million related to the restructuring of business activities.

(c) Second quarter 1998 includes a pretax gain of $131 million related to the sale of the firm's global trust and agency services business.


Note: The table above reflects our current management reporting structure.
Credit Portfolio's results have been restated to reflect the segment's responsibility for managing the firm's allowances for credit losses as follows:
provisions for credit losses, previously included in Corporate Items, are included in the segment, and the intercompany credit loss charge previously paid to Corporate Items in lieu of recording provisions, has been eliminated. Prior period amounts have been restated. For a description of our segments, please refer to the J.P. Morgan & Co. 1998 Annual Report.